Management Presentation Cellular Information for Better Healthcare June 2006 Exhibit 99.1

Forward Looking Statements
This presentation may contain forward-looking statements that reflect management’s
current views and opinions as to the status of the
Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations.
These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-
looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the
Company’s filings with the SEC.

Immunicon Value Proposition
Our products aim to improve cancer disease management
Cellular analysis products/technologies address multiple disease states
Strategic marketing partnership in cancer with J&J (Veridex)
FDA-cleared cancer products are on the market
–
Compelling clinical data across multiple cancers
–
Quantitative/objective information for management of cancer patients
–
Worldwide sales and distribution through J&J
Multiple applications for current products and technologies beyond cancer
–
Lab services and product development for Pharma/Biotech
–
Unique, high value-added commercial platforms
–
Low incremental investment to develop future products
–
Large market opportunities: cardiovascular disease, life science research
Continuing value-drivers and catalysts

CEC Kit
Profile Kit
CellTracks
®
Technology
Circulating Tumor Cell Kit
Sample Collection
and Preservation
Standardized Rare
Cell Capture
Kits and Marker Reagents
for Cell Analysis
Endothelial Cell Kit
Enrichment Kits for
Molecular Analysis
Count and Characterize
Rare Cells

Circulating Tumor Cells as a “Real-Time Biopsy”
Blood Test
Most tumors are of epithelial cell origin:
Isolation of epithelial cells may mean pan-carcinoma-capability
Count
Phenotype
& Genotype
Determine
Presence
Assess Prognosis
Direct Therapy
Monitor Disease
Diagnose
Specify Therapy
Risk Assessment
for Cancer
Circulating Tumor Cells (CTCs)
and Associated Markers:

Circulating Tumor Cells Predict Survival
Time from Baseline (Months)
0
2 4 6
8
10 12
14 16 18 22 24 26 28
30
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
20
Logrank p < 0.0001
21.9 Months
10.9
Months
>5 CTCs
n=87 (49%)
<5 CTCs
n=90 (51%)
NEJM 2004, ASCO 2004 / 2005
Before initiation of therapy

Change in CTCs and its Relation to Survival (Measurable and
Non-Measurable Disease)
green vs. orange p=0.0061
green vs. red p=0.0000
blue vs. red p=0.0002
Time from Baseline (Months)
0
10
20 30 40
50
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
28.6 Months
23.8 Months
20.8 Months
8.2 Months
n=20 (10%)
0
10
20 30 40
50
28.6 Months
23.8 Months
8.2 Months
n=89 (44%)
n=44 (22%)
n=50 (25%)
< 5CTCs at first and last blood draw
> 5CTCs at first and last blood draw
< 5CTCs at first > 5CTCs last blood draw
> 5CTCs at first <5CTCs last blood draw
0%
n=203 Minimum of two blood draws

Cells at any time point are bad!
CTC / 7.5 ml blood
Median
95% Low limit
95% Upper limit
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
29%
71%
61% 56%
51%
48%
45%
43%
43%
40%
36%
=0 >1 >2 >3 > 5 > 7 > 8 > 9 > 6 > 4 >10
Median
95% Low limit
95% Upper limit
1
3
5
7
9
11
13
15
17
19
21
23
25
27
29
=0 > > > > > > > > > >
223 patients

A New Standard for Cancer Disease Management
Future standard:
Number, protein expression, and/or
gene expression of CTCs better
reflects efficacy of treatment
Current standard:
Radiologist measures changes in
lesions on a CT scan to assess
tumor burden increase/decrease
Objective, quantitative
3-4 weeks
Subjective, semi-quantitative
3-6 months

CT Scans 11.9 +5.7 weeks
*Centralized Review by Two Independent Radiologist. Third
Radiologist was used in cases of disagreement (11%)
Prediction of Outcome in Metastatic Breast Cancer
CTC versus CT Scans
ASCO 2005 T. Budd, MD. Cleveland Clinic
23.8 Months
6.4
Months
S/PR & <5CTCs
n=84 (61%)
PD & <5CTCs
n=20 (14%)
S/PR & >5CTCs  n=12 (9%)
PD & >5CTCs
n=22 (16%)
9.2 Months
19.9 Months
Time from Baseline (Months)
0
10
20 30 40
50
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
4
2
3
1
23.8 Months
6.4
Months
S/PR & <5CTCs
n=84 (61%)
PD & <5CTCs
n=20 (14%)
S/PR & >5CTCs  n=12 (9%)
PD & >5CTCs
n=22 (16%)
9.2 Months
19.9 Months
0
10
20 30 40
50
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
4
2
3
1
1
Curve            Wilcoxon
Comparison
1
vs. 2
0.1219
1
vs. 3
0.0400
0.0000
2
vs. 3
0.6665
2
vs. 4
0.0039
3
vs. 4
0.1163
Curve            Wilcoxon
1
vs. 2
0.1219
1
vs. 3
0.0400
0.0000
2
vs. 3
0.6665
2
vs. 4
0.0039
3
vs. 4
0.1163
Comparison
vs. 4
p-value

Significant Clinical Utility of Circulating Tumor Cells
Early evidence of treatment failure: gives the oncologist information to change therapy within weeks
Predictive at any time point during treatment
CTCs predict survival time in patients undergoing chemo & hormonal therapy
CTCs predict survival time in non-measurable metastatic breast cancer
Better predictive power than serum tumor markers and CT scans
Potential surrogate endpoint in therapeutic trials

0
25
50
75
100
125
150
175
200
225
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Her2 -
Her2 +
Her2 ++ Her2 +++
Time (weeks)
Taxol Herceptin
Int J Oncol 21: 1111-1118, 2002
“Real-Time Biopsy” from a Blood Sample
Enables selection of targeted therapies

Priority Report, Cancer Research June 15, 2005
13 Breast
Cancer
Patients
31 Prostate
Cancer
Patients
30 Colon
Cancer
Patients
50 Normal Donors
Prostate
Cancer
Breast
Cancer
Colon
Cancer
Pan
Cancer
Hormone refractory
Hormone
sensitive
# CTCs
Profile Kit
“Real-Time Biopsy” from a Blood Sample
Gene Expression
Profiling of Carcinomas

13 FISH on Rare Cells Chromosome 1 Chromosome 7 Chromosome 8 7 7 7 7 7 7 7 1 1 1 1 1 8 8 8 8 8 8 Leukocyte 2 x1, 2 x 7, 2 x 8 Tumor Cell 3 x1, 5 x 7, 4 x 8

Current Clinical R & D Program in Cancer
Colorectal Cancer
–
~400 patient labeling study enrollment completed January 2006
–
FDA submission year-end 2006
Prostate Cancer
–
~200 patient labeling study enrollment completed January 2006
–
FDA submission 2H 2007
Research studies
–
CTC research, drug targets, cell death, melanoma
–
FISH technology
–
CECs are elevated in cancer patients

Many Product Opportunities
Follow-on applications in cancer
– Other settings in cancer (diagnosis, recurrence monitoring,…)
– RNA/DNA/protein assays
– Detection of tumor cells in bone marrow
– Detection of endothelial cells (treatment toxicity, angiogenesis,…)
Pharma Services: testing services and assay development
Circulating Endothelial Cell (CEC) applications
–
Cardiovascular
–
Autoimmune diseases and other fields
Other life science research products

Significant Market Opportunity
Overall U.S. Market
Cancer is the second leading killer
– Prevalence: 9.8 million survivors
– Incidence: 1.37 million new diagnoses p.a.
– Mortality: 570,280 deaths p.a.
~86% of all cancers are carcinomas (solid tumors)
–
CellSearch™
System is “pan-carcinoma”
Cancer Facts and Figures 2005, American Cancer Society

17 Sales and Marketing Strategy Oncologists* Pathologists/laboratories

Strategic Alliance in Cancer with Johnson & Johnson
Key elements:
Immunicon develops and manufactures
J&J marketing, sales and distribution
Revenue shared (~30% to IMMC on reagents)
Reimbursement – J&J responsibility
–
Existing CPT codes for reimbursement exist now
–
Clinical data correlates with patient outcomes
–
Positive cost/benefit
J&J owns ~6% of IMMC
Veridex provides central focus in J&J

Summary of instrument shipments and sales
Year ended Quarter ended Cumulative from launch
2005 March 31, 2006 to March 31, 2006
Instrument shipments
CellTracks Analyzer II
J&J affiliates 7 - 7
Customer upgrades from CellSpotter - 6 6
Other customers 15 7 22
Total CellTracks Analyzer II 22 13 35
CellSpotter Analyzer
J&J affiliates 14 - 14
Other customers 11 (2) 9
Total CellSpotter 25 (2) 23
Total Analyzers 47 11 58
CellTracks AutoPrep
J&J affiliates 17 - 17
Other customers 25 7 32
Total CellTracks AutoPreps 42 7 49
Instruments sold (1)
CellTracks Analyzer II
J&J affiliates 6 - 6
Other customers 7 5 12
Total CellTracks Analyzer II 13 5 18
CellSpotter Analyzer
J&J affiliates 13 1 14
Other customers 8 1 9
Total CellSpotter 21 2 23
Total Analyzers 34 7 41
CellTracks AutoPrep
J&J affiliates 15 1 16
Other customers 15 3 18
Total CellTracks AutoPreps 30 4 34
(1) - represents instruments which were sold and revenue recorded in the period indicated

System Placements, by Customer/Geography
8.5 1 1 6.5 Veridex internal use
6 0 1 5 Pharma/CRO
6 2 0 4 Reference Lab
28 4 9 15 Hospital/Institute
Total Shipments
Total
Japan/
Asia EU USA As of 3/31/06
Third party: 40
Total Placements: 48.5

21 ~$380 Medicare reimbursement ~$200 Contribution to lab (before labor) ~$50 $175 CellSearch Test ~$127,000 $150,000 Instrumentation Immunicon Lab Comparison of Estimated Key Economics to Lab & IMMC

Financial condition
Cash burn guidance for 2006 - $20 to $22 million
Headcount at March 31, 2006 = 106
Borrowing capacity of $12.6 million @ 3/31/06
(Dollars in thousands) March 31, 2006 December 31, 2005
Cash and cash equivalents 39,243 $
44,098
$
Long term debt, incl current portion 5,161 $                         5,884 $
Common stock, $0.001 par value
28 28
Additional paid in capital 160,884 162,630
Accumulated deficit (123,831) (118,448)
Other 14 (2,130)
Total stockholders' equity 37,095 42,080
Total capitalization 42,256 $                       47,964 $
Common shares outstanding 27,585 27,557

Milestones Achieved
Publication in New England Journal of Medicine
Q3/04
U.S. in vitro*diagnostic (IVD) launch
Q3/04
New data --
2005 AACR/ASCO/Urology
Q2/05
Launch CellTracks Analyzer II Q2/05
510(k) clearance of expanded data Q405
CellTracks AutoPrep Systems (49) + cell analyzers (54) 3/31/05
Trial in Colorectal cancer enrollment complete Jan. 2006
Trial in prostate cancer enrollment complete Jan. 2006
Kreatech license agreement for FISH Jan. 2006
Byron D. Hewett named CEO Jan. 2006

Upcoming Milestones/Presentations
Launch first CTC FISH assay (RUO launch) 2006
Colorectal cancer 510(k) 2006
Prostate cancer data/510(k) 2007
Upcoming Scientific meetings
–
ASCO June 2006
–
San Antonio Breast Cancer Symposium Dec. 2006
Upcoming investor meetings
–
Pacific Growth Equities June 2006
–
Jeffries Conference June 2006
–
UBS Life Sciences Conferences 3Q06
Circulating Endothelial Cells (CECs)
–
Clinical research studies In progress
–
RUO commercialization In progress

Immunicon Value Proposition
Our products aim to improve cancer disease management
Cellular analysis products/technologies address multiple disease states
Strategic marketing partnership in cancer with J&J (Veridex)
FDA-cleared cancer products are on the market
–
Compelling clinical data across multiple cancers
–
Quantitative/objective information for management of cancer patients
–
Worldwide sales and distribution through J&J
Multiple applications for current products and technologies beyond cancer
–
Lab services and product development for Pharma/Biotech
–
Unique, high value-added commercial platforms
–
Low incremental investment to develop future products
–
Large market opportunities: cardiovascular disease, life science research
Continuing value-drivers and catalysts

Contact Information *3401 Masons Mill Road, Suite 100 *Huntingdon Valley, Pennsylvania 19006 *phone 215.830.0777 *fax 215.830.0751 *www.immunicon.com